EXHIBIT 99.1

PRESS RELEASE                                FOR IMMEDIATE RELEASE
October 20, 2003                             For More Information Contact:
First South Bancorp, Inc.                    Bill Wall or Tom Vann
                                             (252) 946-4178

FIRST SOUTH BANCORP, INC. REPORTS SEPTEMBER 30, 2003 QUARTERLY AND NINE MONTHS EARNINGS (UNAUDITED)

Washington, North Carolina - First South Bancorp, Inc.  (Nasdaq: FSBK)

First South Bancorp, Inc., the parent holding company of First South Bank, reports its earnings for the quarter ended September 30, 2003 (unaudited), the third quarter of its fiscal year ending December 31, 2003, and its earnings for the nine months ended September 30, 2003 (unaudited).

Net income for the quarter ended September 30, 2003 increased 20.9% to $2,966,164, from net income of $2,454,503 earned in the quarter ended September 30, 2002. Basic earnings per share increased 28.6% to $0.72 per share for the quarter ended September 30, 2003, from $0.56 per share for the quarter ended September 30, 2002. Diluted earnings per share increased 28.3% to $0.68 per share for the quarter ended September 30, 2003, from $0.53 per share for the quarter ended September 30, 2002.

Net income for the nine months ended September 30, 2003 increased 24.5% to $8,696,346, from net income of $6,986,140 earned in the nine months ended September 30, 2002. Basic earnings per share increased 32.1% to $2.10 per share for the nine months ended September 30, 2003, from $1.59 per share for the nine months ended September 30, 2002. Diluted earnings per share increased 32.0% to $1.98 per share for the nine months ended September 30, 2003, from $1.50 per share for the nine months ended September 30, 2002.

Tom Vann, President and Chief Executive Officer of the Company, stated, "The growth in current period earnings reflect significant growth in our commercial and consumer loan and leasing portfolios, increased mortgage loan origination volume and sales, growth in lower costing checking accounts and efforts placed on controlling operating expenses. The net commercial and consumer loan and leasing portfolios have increased 31.8% to $447.4 million at September 30, 2003 from $339.4 million at September 30, 2002. During this same period, checking accounts increased 14.5% to $218.1 million from $190.5 million. We have made significant progress in restructuring our balance sheet, allowing us to maintain more consistent net interest income. To support the risk with the commercial loan portfolio growth, $395,000 of loan loss provisions was recorded this quarter, increasing general and specific loan loss reserves to 1.4% of loans outstanding.

Consolidated assets of the Company increased 8.8% to $653.7 million at September 30, 2003 from $600.7 million at September 30, 2002. On September 26, 2003, we completed the private

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placement issuance of $10.0 million of trust preferred  securities.  The Company will treat the issue as capital for regulatory purposes and intends to use the proceeds to support future growth."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a leasing company and securities brokerage services through an affiliation with a broker/dealer. It operates through its main office headquartered in Washington, North Carolina, and has twenty-three full service branch offices located throughout central, eastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)
(Nasdaq: FSBK)

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FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                 SEPTEMBER 30        DECEMBER 31
                                                                     2003               2002
                                                                --------------     --------------
                         ASSETS                                   (UNAUDITED)

Cash and due from banks                                         $   30,725,717     $   30,540,790
Interest-bearing deposits in financial institutions                  9,747,532          3,931,369
Investment securities - available for sale                          50,759,096         55,786,842
Mortgage-backed securities - available for sale                     12,716,950         23,526,435
Loans and leases receivable, net:
  Held for sale                                                     12,144,445         38,664,967
  Held for investment                                              511,471,736        452,248,942
Premises and equipment, net                                          7,891,765          7,825,003
Deferred income taxes                                                  632,596                 --
Real estate owned                                                       89,194            401,632
Federal Home Loan Bank of Atlanta stock, at cost
     which approximates market                                       2,127,200          2,402,500
Accrued interest receivable                                          3,210,021          3,403,195
Goodwill                                                             4,218,575          4,218,576
Mortgage servicing rights                                            1,975,951          1,642,172
Prepaid expenses and other assets                                    4,726,535          2,544,807
Note receivable                                                      1,276,000          1,336,194
                                                                --------------     --------------

          Total assets                                          $  653,713,313     $  628,473,424
                                                                ==============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
  Demand                                                        $  218,119,132     $  199,615,945
  Savings                                                           19,902,132         18,950,380
  Large denomination certificates of deposit                       105,928,722         80,021,790
  Other time                                                       231,632,854        227,739,049
                                                                --------------     --------------
          Total deposits                                           575,582,840        526,327,164
Borrowed money                                                       5,774,575         38,194,727
Trust preferred securities                                          10,000,000                 --
Other liabilities                                                    9,992,055         13,851,721
                                                                --------------     --------------
          Total liabilities                                        601,349,470        578,373,612

  Common stock, $.01 par value, 8,000,000 shares authorized,
    6,545,848 shares issued                                             65,458             65,458
  Additional paid-in capital                                        48,297,608         48,466,569
  Retained earnings, substantially restricted                       41,298,370         35,086,795
  Treasury stock at cost, 2,395,818 and 2,341,936 shares           (39,999,852)       (37,317,469)
  Accumulated other comprehensive income, net                        2,702,259          3,798,459
                                                                --------------     --------------
           Total stockholders' equity                               52,363,843         50,099,812
                                                                --------------     --------------

           Total liabilities and stockholders' equity           $  653,713,313     $  628,473,424
                                                                ==============     ==============

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CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                          SEPTEMBER 30                    SEPTEMBER 30
                                                                 ----------------------------    ----------------------------
                                                                     2003            2002            2003            2002
                                                                 ----------------------------    ----------------------------
Interest income:
  Interest and fees on loans                                     $  8,145,992    $  7,712,229    $ 24,104,360    $ 22,853,529
  Interest and dividends on investments and deposits                1,070,908       1,514,140       3,503,417       4,605,337
                                                                 ------------    ------------    ------------    ------------
           Total interest income                                    9,216,900       9,226,369      27,607,777      27,458,866
                                                                 ------------    ------------    ------------    ------------

Interest expense:
  Interest on deposits                                              2,396,706       3,030,039       7,749,619       9,562,124
  Interest on borrowings                                               30,598          12,919         103,444          39,860
                                                                 ------------    ------------    ------------    ------------
           Total interest expense                                   2,427,304       3,042,958       7,853,063       9,601,984
                                                                 ------------    ------------    ------------    ------------

Net interest income before provision for possible loan losses       6,789,596       6,183,411      19,754,714      17,856,882
Provision for possible loan losses                                    395,000         430,000         850,919       1,072,000
                                                                 ------------    ------------    ------------    ------------
           Net  interest income                                     6,394,596       5,753,411      18,903,795      16,784,882
                                                                 ------------    ------------    ------------    ------------

Noninterest income:
  Loan fees and service charges                                     1,549,981       1,212,966       4,426,508       3,314,124
  Loan servicing fees                                                 198,024         182,816         493,111         541,093
  Gain (loss) on sale of real estate, net                              75,082             346         117,322          75,295
  Gain (loss) on sale of mortgage loans                               800,816         472,781       2,600,907       1,162,945
  Gain (loss) on sale of securities                                   122,800          30,177         291,738          88,465
  Other  income                                                       208,100         222,347         631,431         654,297
                                                                 ------------    ------------    ------------    ------------
           Total noninterest income                                 2,954,803       2,121,433       8,561,017       5,836,219
                                                                 ------------    ------------    ------------    ------------

Noninterest expenses:
  Compensation and fringe benefits                                  2,663,719       2,389,087       7,941,199       7,022,615
  Federal insurance premiums                                           63,447          21,009         106,577          63,245
  Premises and equipment                                              392,216         348,265       1,132,527         960,717
  Advertising                                                          69,718          47,956         164,710         163,911
  Payroll and other taxes                                             238,508         214,541         720,746         647,338
  Data processing                                                     480,678         460,385       1,429,410       1,330,022
  Amortization of mortgage servicing rights                            64,768          39,002         174,177         107,644
  Other                                                               624,100         564,361       1,852,877       1,522,961
                                                                 ------------    ------------    ------------    ------------
           Total noninterest expenses                               4,597,154       4,084,606      13,522,223      11,818,453
                                                                 ------------    ------------    ------------    ------------

Income before income taxes                                          4,752,245       3,790,238      13,942,589      10,802,648

Income taxes                                                        1,786,081       1,335,735       5,246,243       3,816,508
                                                                 ------------    ------------    ------------    ------------

NET INCOME                                                       $  2,966,164    $  2,454,503    $  8,696,346    $  6,986,140
                                                                 ============    ============    ============    ============

Per share data:
Basic earnings per share                                         $       0.72    $       0.56    $       2.10    $       1.59
Diluted earnings per share                                       $       0.68    $       0.53    $       1.98    $       1.50
Dividends per share                                              $       0.20    $       0.17    $       0.60    $       0.51
Weighted average shares Basic                                       4,138,741       4,355,880       4,144,779       4,403,670
Weighted average shares Diluted                                     4,392,976       4,647,378       4,396,192       4,654,174

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FIRST SOUTH BANCORP, INC.
SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

                                          9/30/2003      6/30/2003      3/31/2003     12/31/2002      9/30/2002
                                         ----------     ----------     ----------     ----------     ----------
Consolidated balance sheet data:                 (dollars in thousands except share and per share data)
Total assets                             $  653,713     $  663,202     $  633,970     $  627,984     $  600,653
Loans receivable (net)                      523,616        528,183        502,394        490,914        454,777
Cash and investments                         91,232         87,253         85,887         90,259         93,846
Mortgage-backed securities                   12,717         22,317         20,112         23,526         32,886
Goodwill                                      4,219          4,219          4,219          4,219          4,219

Deposits                                    575,583        580,824        561,845        526,327        524,366
Borrowings                                    5,775         19,211         11,018         38,195          4,183
Trust preferred securities                   10,000              0              0              0              0
Stockholders' equity                         52,364         50,686         49,600         50,100         51,956

Consolidated earnings summary:
Interest income                          $    9,217     $    9,250     $    9,141     $    9,367     $    9,226
Interest expense                              2,428          2,684          2,742          2,871          3,043
                                         ----------     ----------     ----------     ----------     ----------
Net interest income                           6,789          6,566          6,399          6,496          6,183
Loan loss provision                             395            122            334            684            430
Noninterest income                            2,955          2,686          2,920          2,626          2,121
Noninterest expense-General                   4,597          4,506          4,419          4,519          4,084
Income taxes                                  1,786          1,737          1,723          1,394          1,335
                                         ----------     ----------     ----------     ----------     ----------
Net income                               $    2,966     $    2,887     $    2,843     $    2,525     $    2,455
                                         ==========     ==========     ==========     ==========     ==========

Per Share Data:
Earnings per share-Basic                 $     0.72     $     0.70     $     0.68     $     0.59     $     0.56
Earnings per share-Diluted               $     0.68     $     0.66     $     0.64     $     0.56     $     0.53
Dividends per share                      $     0.20     $     0.20     $     0.20     $     0.17     $     0.17
Book value per share                     $    12.62     $    12.26     $    11.95     $    11.92     $    12.07

Average shares-Basic                      4,138,741      4,133,601      4,162,358      4,249,279      4,355,880
Average shares-Diluted                    4,392,976      4,380,263      4,423,319      4,544,211      4,647,378
Shares outstanding end of period          4,150,030      4,133,530      4,150,601      4,203,912      4,305,129

Performance ratios:
Yield on earning assets                       6.12%          6.21%          6.36%          6.65%          6.80%
Cost of funds                                 1.64%          1.83%          1.94%          2.14%          2.34%
                                         ----------     ----------     ----------     ----------     ----------
Net interest spread                           4.48%          4.38%          4.42%          4.51%          4.46%

Net interest margin on earning assets         4.51%          4.41%          4.45%          4.61%          4.55%
Earning assets to total assets               91.63%         91.64%         91.77%         91.81%         92.13%
Return on average assets                      1.80%          1.78%          1.81%          1.65%          1.66%
Return on average equity                     22.80%         22.91%         22.76%         19.78%         18.74%
Efficiency ratio                             47.18%         48.70%         47.42%         49.54%         49.18%
Dividend payout ratio                        27.78%         28.57%         29.41%         28.81%         30.36%

Asset quality data and ratios:
Nonperforming loans                      $    1,599     $    1,202     $    2,244     $    1,544     $    1,387
Real estate owned                        $       89     $      310     $      131     $      402     $      342
Reserve for loan losses                  $    7,524     $    7,310     $    7,273     $    6,959     $    6,314
Net charge-offs                          $      181     $       85     $       20     $       40     $       38

Net charge-offs to loans                      0.01%          0.01%          0.01%          0.01%          0.01%
Nonperforming loans to assets                 0.24%          0.21%          0.35%          0.25%          0.23%
Reserves to total loans                       1.42%          1.37%          1.43%          1.40%          1.37%

Loans to deposits                            90.97%         90.94%         89.42%         93.27%         86.73%
Loans to assets                              80.10%         79.64%         79.25%         78.17%         75.71%
Loans serviced for others                $  294,042     $  277,753     $  273,672     $  261,823     $  268,018